                                                                    Exhibit 10.1
                                                                    ------------


                              AMENDMENT NO. 1 TO
                        COMPETITIVE ADVANCE AND MULTI-
                     CURRENCY CREDIT FACILITIES AGREEMENT

     This AMENDMENT NO. 1 TO COMPETITIVE ADVANCE AND MULTI-CURRENCY CREDIT FACILITIES AGREEMENT (this "Amendment") is dated as of October 1, 2001 by and among CHOICE HOTELS INTERNATIONAL, INC., a Delaware corporation (the "Borrower"), THE CHASE MANHATTAN BANK, a New York banking corporation, as agent for the Lenders (in such capacity, the "Agent"), and the Lenders.

     Reference is made to that certain Competitive Advance and Multi-Currency Credit Facilities Agreement dated as of June 29, 2001 among the Borrower, the Agent and the Lenders; as affected by that certain Accession Agreement dated as of the date hereof among the Borrower, the Agent and Bank Hapoalim B.M. (as so affected, the "Credit Agreement"). Capitalized terms which are used herein without definition shall have the meanings given them in the Credit Agreement.

     WHEREAS, the Borrower has requested that the Lenders make various reallocations among the Term Commitment, Revolving Tranche A Commitment and Revolving Tranche B Commitment made pursuant to the Credit Agreement while keeping the sum of such commitments, taken in the aggregate, constant;

     WHEREAS, the Lenders have agreed to such reallocations on the terms and conditions contained in this Amendment.

     NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.  Amendments to the Credit Agreement.  Effective as of the Effective Date
         ----------------------------------
(as hereinafter defined), the Credit Agreement is amended in the following respects:

     (a) Section 2.12(d) of the Credit Agreement is amended by deleting the repayment chart set forth therein in its entirety and substituting the following repayment chart in place thereof:

             Date                    Amount
             ----                    ------
     1.  October 1, 2001          $2,875,000.00
     2.  January 1, 2002          $2,875,000.00
     3.  April 1, 2002            $2,875,000.00
     4.  July 1, 2002             $3,833,333.33
     5.  October 1, 2002          $3,833,333.33
     6.  January 1, 2003          $3,833,333.33
     7.  April 1, 2003            $3,833,333.33
     8.  July 1, 2003             $4,791,666.67
     9.  October 1, 2003          $4,791,666.67
    10.  January 1, 2004          $4,791,666.67
    11.  April 1, 2004            $4,791,666.67
    12.  July 1, 2004             $5,750,000.00
    13.  October 1, 2004          $5,750,000.00
    14.  January 1, 2005          $5,750,000.00
    15.  April 1, 2005            $5,750,000.00
    16.  July 1, 2005             $7,427,083.33
    17.  October 1, 2005          $7,427,083.33
    18.  January 1, 2006          $7,427,083.33
    19.  April 1, 2006            $7,427,083.33

     (b) The Credit Agreement is further amended by deleting Schedule 2.01 attached thereto and replacing it with Schedule 2.01 attached hereto.

     2.  Representations and Warranties.  The Borrower hereby represents and
         ------------------------------
warrants as of the date hereof that (a) each of the representations and warranties of the Borrower contained in the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement or this Amendment are true as of the date as of which they were made and are true at and as of the date of this Amendment (except to the extent that such representations and warranties relate expressly to an earlier date) and (b) no Default or Event of Default exists on the date hereof.

     3.  No Other Changes.  Except as specifically amended by this Amendment,
         ----------------
the Credit Agreement and the other Loan Documents shall remain unaltered and in full force and effect. This Amendment and the Credit Agreement shall be read and construed as one agreement.

     4.  Counterparts.  This Amendment may be executed in two or more
         ------------
counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

     5.  Effectiveness.  The effectiveness of this Amendment is subject to the
         -------------
execution and delivery of this Amendment by the Borrower and each of the Lenders, and the reaffirmation of the Guarantee Agreement by each Guarantor (the date on which such conditions have been satisfied being referred to herein as the "Effective Date").


                 [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                         CHOICE HOTELS INTERNATIONAL, INC.

                         By:
                            --------------------------------
                            Name:
                            Title:


                         THE CHASE MANHATTAN BANK,
                         individually and as Issuing Bank and
                         Agent

                         By:
                            --------------------------------
                            Name:
                            Title:


                         FLEET NATIONAL BANK, individually
                         and as Syndication Agent

                         By:
                            --------------------------------
                            Name:
                            Title:


                         FIRST UNION NATIONAL BANK,
                         individually and as Documentation
                         Agent

                         By:
                            --------------------------------
                            Name:
                            Title:

                         CITICORP REAL ESTATE, INC.

                         By:
                            --------------------------------
                            Name:
                            Title:


                         ALLFIRST BANK

                         By:
                            --------------------------------
                            Name:
                            Title:


                         CHEVY CHASE BANK FSB

                         By:
                            --------------------------------
                            Name:
                            Title:


                         THE DAI-ICHI KANGYO BANK, LTD.

                         By:
                            --------------------------------
                            Name:
                            Title:

                         E. SUN COMMERCIAL BANK, LTD.,
                         LOS ANGELES BRANCH

                         By:
                            --------------------------------
                            Name:
                            Title:



                         THE FUJI BANK, LIMITED

                         By:
                            --------------------------------
                            Name:
                            Title:


                         SUNTRUST BANK

                         By:
                            --------------------------------
                            Name:
                            Title:


                         BANK HAPOALIM B.M.

                         By:
                            --------------------------------
                            Name:
                            Title:

                         By:
                            --------------------------------
                            Name:
                            Title:

     Each of the undersigned hereby acknowledges the foregoing Amendment No. 1 and reaffirms its guaranty under the Guarantee Agreement dated as of June 29, 2001 in favor of The Chase Manhattan Bank, as Agent, and acknowledges and agrees that such Guarantee Agreement remains in full force and effect.

     Executed as of the date first set forth above.

                         CHOICE HOTELS INTERNATIONAL SERVICES CORP.


                         By:
                            --------------------------------
                            Name:
                            Title:


                         QUALITY HOTELS EUROPE, INC.

                         By:
                            --------------------------------
                            Name:
                            Title: